MOSS - ADAMS LLP
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Certified Public Accountants

                                                                    Exhibit 23.2



         CONSENT AND REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the incorporation by reference in this Registration Statement of Eagle Bancorp on Form S-8 of our report dated October 26, 1999, on the financial statements of American Federal Savings Bank appearing in the prospectus filed under the Securities Act of 1933 that relates to Registration Statement No. 333-93077 filed on form SB-2.



                                                  /s/   Moss Adams LLP
                                                  --------------------

Portland, Oregon
March 13, 2000